Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	THL Equity Advisors V, LLC

Address of Joint Filer:	100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dunkin’ Brands Group, Inc. [DNKN]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	August 15, 2012

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY ADVISORS V, LLC
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By: __/s/ Charles P. Holden______________
      Name:  Charles P. Holden
      Title:  Authorized Person

Dated:  August 17, 2012

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Equity Fund V, L.P.

Address of Joint Filer:	100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dunkin’ Brands Group, Inc. [DNKN]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	August 15, 2012

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND V, L.P.
By: THL Equity Advisors V, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member
By: __/s/ Charles P. Holden______________
      Name:  Charles P. Holden
      Title:  Authorized Person

Dated: August 17, 2012

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel Fund V, L.P.

Address of Joint Filer:	100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dunkin’ Brands Group, Inc. [DNKN]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	August 15, 2012

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND V, L.P.
By: THL Equity Advisors V, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By: ___/s/ Charles P. Holden__________________
      Name:  Charles P. Holden
      Title:  Authorized Person

Dated: August 17, 2012

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Equity (Cayman) Fund V, L.P.

Address of Joint Filer:	100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dunkin’ Brands Group, Inc. [DNKN]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	August 15, 2012

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY (CAYMAN) FUND V, L.P.
By: THL Equity Advisors V, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors, LLC, its general partner
By: THL Holdco, LLC, its managing member

By: ____/s/ Charles P. Holden_________
      Name:  Charles P. Holden
      Title:  Authorized Person

Dated: August 17, 2012

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Investors Limited Partnership

Address of Joint Filer:	100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dunkin’ Brands Group, Inc. [DNKN]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	August 15, 2012

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP
By: THL Investment Management Corp, its general partner

By: ____/s/ Charles P. Holden_________________
      Name:  Charles P. Holden
      Title:  Vice President

Dated: August 17, 2012

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Putnam Investment Holdings, LLC

Address of Joint Filer:	One Post Office Square
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dunkin’ Brands Group, Inc. [DNKN]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	August 15, 2012

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENT HOLDINGS, LLC
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact

By: ___/s/ Charles P. Holden________
      Name:  Charles P. Holden
      Title:  Managing Director

Dated: August 17, 2012

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Putnam Investments Employees Securities Company I, LLC

Address of Joint Filer:	One Post Office Square
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dunkin’ Brands Group, Inc. [DNKN]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	August 15, 2012

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENTS EMPLOYEES SECURITIES COMPANY I, LLC
By: Putnam Investment Holdings, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact

By: ___/s/ Charles P. Holden________
      Name:  Charles P. Holden
      Title:  Managing Director

Dated: August 17, 2012

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Putnam Investments Employees Securities Company II, LLC

Address of Joint Filer:	One Post Office Square
Boston, MA 02109

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Dunkin’ Brands Group, Inc. [DNKN]

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	August 15, 2012

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENTS EMPLOYEES SECURITIES COMPANY II, LLC
By: Putnam Investment Holdings, LLC, its managing member
By: Thomas H. Lee Advisors, LLC, its attorney-in-fact

By: _____/s/ Charles P. Holden________
      Name:  Charles P. Holden
      Title:  Managing Director

Dated: August 17, 2012